UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)    February 4, 2005
                                                        ------------------------

                               Ciena Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            0-21969                                23-2725311
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   (Commission File Number)             (IRS Employer Identification No.)


            1201 Winterson Road, Linthicum, MD                  21090
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         (Address of Principal Executive Offices)            (Zip Code)

                                 (410) 865-8500
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - DEPARTURE OF DIRECTOR

     (b) On February 4, 2005, Ciena Corporation issued a press release announcing the resignation of John R. Dillon from the company's Board of Directors effective as of February 16, 2005. A copy of the press release reporting Mr. Dillon's resignation is attached hereto as Exhibit 99.1.

Item 9.01 - FINANANCIAL STATEMENTS AND EXHIBITS

     (c)  The following exhibit is being filed herewith:

         Exhibit Number             Description of Document
         --------------             -----------------------

         Exhibit 99.1 Text of Press Release dated February 4, 2005, issued by Ciena Corporation, reporting the resignation of John R. Dillon.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  CIENA CORPORATION


Date: February 4, 2005            By: /S/ Russell B. Stevenson, Jr.
                                      ------------------------------------------
                                      Russell B. Stevenson, Jr.
                                      Senior Vice President, General Counsel and
                                      Secretary